CHACONIA
INCOME &
GROWTH FUND






[OMITTED IMAGE]







ANNUAL REPORT
DECEMBER 31, 2001



                             Letter to Shareholders
                       CHACONIA INCOME & GROWTH FUND, INC.


Dear Shareholder:

We are pleased to report on the performance of the Chaconia Income & Growth Fund, Inc. (the "Fund") for the year ended December 31, 2001.

The performance of the Chaconia Income & Growth Fund like many equity-based funds operating in the United States Stock Market was influenced by the developments which occurred in both the U.S. Marco-economy and the industrial sectors in which the fund's investments are located. In general, our Fund essentially reflected the trends, which manifested themselves during the year, the highlights of which are outlined below.

Like most growth-oriented equity-backed mutual funds, the Chaconia Income and Growth Fund experienced a contraction in resource flow and share holder base as investors attempted to reduce their exposure to any potential capital depreciation.

Notwithstanding these observed trends, the Fund was able to partially cushion the full adverse impact of the environment, which prevailed in the period.

U.S. MARKET REVIEW FOR 2001

The U.S. equity markets were negative in 2001 for the second consecutive year. Corporate profitability continued to deteriorate in the second half of the year as a result of the recession in the U.S. and the impact of the September 11th terrorist attacks. The U.S. Federal Reserve actively sought to boost the economy by lowering interest rates 11 times during the year to 1.75% at the end of the year, its lowest level in 40 years. Markets rebounded in the fourth quarter after hitting three-year lows on September 21st.

Both the S&P 500 and Russell 1000 gained approximately 11% in the fourth quarter but lost nearly 20% for the year. This dichotomy is also true for the NASDAQ Composite which had a strong rebound in the fourth quarter delivering nearly 30% return yet ending the year with a 21% loss. Many mutual fund investors fared significantly worse. Large-cap growth mutual funds were down 23% in 2001. In an adverse market, your Chaconia fund fared much better. In 2001, Chaconia was down approximately 5.3% and has performed much better than other funds in its class. Chaconia has held true to its objective to protect capital in unsettled times.

The market showed some signs of recovery towards the end of the year as many sectors posted gains in the fourth quarter with technology, consumer discretionary, industrials and materials all increasing by double digits. Technology stocks led the fourth quarter recovery with a nearly 35% rebound but still suffered a heavy loss for the year of 26%. The worst performer of the year was the utilities sector with a 32% decline. Sector performance slipped throughout the year due to a decline in energy prices and excess capacity.

EQUITY OUTLOOK FOR 2002

The investment landscape looks attractive over the next 12-18 months. We believe that the U. S. Federal Reserve's shift to easing interest rates coupled with a stimulative fiscal policy from the U.S. Congress will drive consumer spending and business investment and improve corporate profitability over the long-term. While corporate profits are expected to remain depressed in the near term, we see improvement by the second half of 2002. Improved profitability, lower interest rates and declining energy prices should lead to higher stock prices over the next 12 months. U.S. equity markets have historically rebounded prior to full economic recovery, and we expect stocks in this market cycle to respond similarly.

We have positioned your Chaconia portfolio to take advantage of the improving environment. In fact from September 21st 2001 through to the year end, the equities in the Chaconia portfolio appreciated approximately 13%. We, like you, know that investing in Chaconia is a long-term proposition, and we look forward to producing great results for you in the periods ahead.





Judy Y Chang
Chairman



Clarry Benn
President


January 18, 2002



[GRAPH]

                                  PLOT POINTS

================================================================================
                            05/11/93   12/31/93   12/31/94   12/31/95   12/31/96
Chaconia Income & Growth   10,000.00  10,240.00  10,240.00  13,021.00  13,750.00
S&P 500                    10,000.00  10,750.00   6,971.00   9,592.00  11,795.00
Russell 1000 Growth Index  10,000.00  10,774.00  11,060.00  15,172.00  18,679.00
Russell 2000 Growth Index  10,000.00  11,856.00  11,566.00  13,915.00  15,481.00
Wilshire 5000 Index        10,000.00  10,945.00  10,938.00  14,926.00  18,093.00
S&P 500/Lehman Blend       10,000.00  10,757.00  10,640.00  13,637.00  15,710.00
================================================================================

================================================================================
                            12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
Chaconia Income & Growth   16,488.00  19,104.00  19,627.00  16,927.00  15,685.00
S&P 500                    15,730.00  20,225.00  24,481.00  22,252.00  18,749.00
Russell 1000 Growth Index  24,376.00  33,812.00  45,029.00  34,927.00  26,172.00
Russell 2000 Growth Index  17,484.00  17,699.00  25,326.00  19,645.00  16,674.00
Wilshire 5000 Index        23,757.00  29,322.00  36,233.00  32,308.00  27,510.00
S&P 500/Lehman Blend       19,048.00  25,130.00  27,466.00  27,753.00  26,838.00
================================================================================

THIS CHART ASSUMES AN INITIAL GROSS INVESTMENT OF $10,000 MADE ON 5/11/93 (COMMENCEMENT OF OPERATIONS). RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS. IN THE ABSENCE OF FEE WAIVERS AND REIMBURSEMENTS, TOTAL RETURN WOULD BE REDUCED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

RUSSELL 1000 GROWTH INDEX - An unmanaged index which measures the performance of a subset of approximately 541 of those Russell 1000 companies (that is, the 1,000 largest U.S. companies in terms of market capitalization) with higher price-to-book ratios and higher forecasted earnings growth rates.

RUSSELL 2000 GROWTH INDEX - Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted earning growth rates.

WILSHIRE 5000 INDEX - Measures the performance of all U.S. headquartered equity securities with readily available price data. Over 7,000 capitalization weighted security returns are used to adjust the index.

S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

BLENDED INDEX - Represents an index which consists of an equal wighting between the S&P 500 and the Lehman US Govt/Credit index.

                       Average Annual Rate of Return for the Year December 31, 2001

                                     Year Ended           Five Year Ended      Since Inception
                                    December 31, 2001    December 31, 2001        5/11/93
-- Chaconia Income & Growth           (7.33)%               2 .67%                5.34%
-- S&P 500                           (11.88)%              10.70%                 7.66%
-- Russell 1000 Growth Index         (20.42)%               8.27%                11.90%
-- Russell 2000 Growth Index          (9.23)%               2.87%                 4.20%
--Wilshire 5000 Index                (10.96)%               9.70%                11.22%
-- S&P 500/Lehman Blend               (1.69)%               9.03%                11.54%


                       CHACONIA INCOME & GROWTH FUND, INC.
---------------------------------------------------------------------------------

Statement of Assets and Liabilities                    Statement of Operations
December 31, 2001                                      Year Ended December 31, 2001

ASSETS:                                                INVESTMENT INCOME:
   Investments, at value                               Interest income                      $ 593,951
        Non-affiliates (cost $27,067,409) $28,493,220  Dividend income (net of foreign
        Affiliates (cost $1,878,666)        1,872,733  withholding tax of $1,725)           $ 455,208
   Interest receivable                        119,432  Other - Affiliates                      88,925
   Cash                                        39,186                                     ------------
   Dividends receivable                        15,268  Total investment income              1,138,084
   Receivable from fund shares sold             9,826
   Other assets                                 5,054  EXPENSES:                          ------------
     Shareholder servicing and             ----------
   Total assets                            30,554,719  Accounting costs                       333,593
                                           ----------  Distribution fees                      184,131
                                                       Advisory fees                          167,032
                                                       Professional fees                      123,109
                                                       Service fees                            92,072
LIABILITIES:                                           Administration fees                     41,495
   Other accrued expenses                     170,471  Reports to shareholders                 38,379
   Accrued service fees                        51,803  Directors fees                          17,156
   Accrued distribution fees                   39,467  Custody fees                            10,586
   Payable to Adviser                          35,788  Federal and state registration
   Payable for fund shares redeemed            21,680      fees                                 1,952
                                           ----------  Other                                   60,276
   Total liabilities                          319,209                                     ------------
                                           ----------  Total expenses                       1,069,781
                                                                                          ------------
NET ASSETS                                 30,235,510  NET INVESTMENT INCOME                   68,303
                                           ==========                                     ------------
NET ASSETS CONSIST OF:                                 REALIZED AND UNREALIZED
   Capital stock ($0.01 par value)                      GAIN (LOSS) ON INVESTMENTS:
        and paid in capital              $ 37,199,749   Net realized (loss) on investments (3,824,304)
   Accumulated net realized                             Net realized gain on investments
        (loss) on investments             (8,384,117)        - Affiliates                      24,999
   Net unrealized appreciation                          Net change in unrealized
        on investments                      1,419,878        appreciation /(depreciation)
                                           ----------        on investments                   955,846
   Total net assets                      $ 30,235,510   Net realized and unrealized(loss) ------------
                                           ==========          on investments              (2,843,459)
Shares outstanding (8,000,000 shares                                                      ------------
        authorized)                         3,100,862  NET (DECREASE) IN NET ASSETS
                                                           RESULTING FROM OPERATIONS     $ (2,775,156)
Net asset value, redemption price                                                         ============
      and offering price per share            $ 9.75
                                           ==========

                     See Notes to the Financial Statements.



                       CHACONIA INCOME & GROWTH FUND, INC.
--------------------------------------------------------------------------------
Statements of Changes in Net Assets

                                                       Year Ended            Year Ended
                                                    December 31, 2001     December 31, 2000
OPERATIONS:                                         -----------------    -------------------
   Net investment income                               $ 68,303            $ 292,335
   Net realized (loss) on investments                (3,824,304)          (4,523,512)
   Net realized gain on investment- Affiliates           24,999
   Net change in unrealized appreciation /
          (depreciation) on investments                 955,846           (2,791,715)
   Net (decrease) in net assets                     --------------       --------------
         from operations                             (2,775,156)          (7,022,892)
                                                    --------------       --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                          (140,469)            (294,735)
                                                    --------------       --------------
   Total distributions                                 (140,469)            (294,735)
                                                    --------------       --------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                          1,891,337            9,756,565
   Reinvestment of dividends                             96,639              201,597
   Payment for shares redeemed                      (12,096,693)         (22,280,243)
   Net (decrease) in net assets from                --------------       --------------
         capital share transactions                 (10,108,717)         (12,322,081)
                                                    --------------       --------------
TOTAL (DECREASE) IN NET ASSETS                      (13,024,342)         (19,639,708)

NET ASSETS:
   Beginning of year                                 43,259,852           62,899,560
   End of year (including distributions in          --------------       --------------
         excess of net investment income of $0
         and $73,603, respectively.)               $ 30,235,510         $ 43,259,852
                                                    ==============       ==============
CHANGES IN SHARES OUTSTANDING:
   Shares sold                                          183,159              820,479
   Shares issued to holders in
         reinvestment of dividends                        9,860               18,983
   Shares redeemed                                   (1,186,464)          (1,843,806)
                                                    --------------       --------------
   Net (decrease)                                      (993,445)          (1,004,344)
                                                    ==============       ==============

                     See Notes to the Financial Statements.


           CHACONIA INCOME & GROWTH FUND, INC.
--------------------------------------------------------------------------------

Schedule of Investments
December 31, 2001

Number of                                         Market
 Shares                                            Value
---------                                        ---------
          COMMON STOCKS - 70.3%

          Basic Materials - 1.2%
  10,000  Dow Chemical Co.                      $ 354,690
                                               -----------
          Capital Goods - 2.7%
  20,000  General Electric Co.                    801,600
                                               -----------
          Consumer Cyclicals - 5.0%
 225,000  Rite Aid Corporation*                 1,138,500
   9,000  TJX Cos Inc.                            358,740
                                               -----------
                                                1,497,240
                                               -----------
          Consumer Staples - 1.0%
  14,000  Walt1Disney Co.                         290,080
                                               -----------
          Financial Services - 10.1%
   9,000  Bear Stearns Companies, Inc.            527,760
  19,000  Citigroup, Inc.                         959,120
  10,600  Fannie Mae                              842,700
   6,500  Merrill Lynch                           338,780
   6,948  Morgan Stanley Dean Witter              388,671
                                               -----------
                                                3,057,031
                                               -----------
          Health Care - 14.8%
   8,000  American Home Products Corporation      490,880
   5,800  Amerisourcebergen Corporation           368,590
   8,900  Barr Laboratories*                      706,304
  13,333  King Pharmaceuticals Inc.*              561,719
   9,000  Lilly (Eli) & Co.                       706,860
   9,000  Merck & Co, Inc.                        529,200
  11,000  Pfizer, Inc.                            438,350
  21,000  Watson Pharmaceuticals Inc.*            659,190
                                               -----------
                                                4,461,093
                                               -----------
          Integrated Oils - 5.3%
   3,764  BP Amoco PLC-Sponsored ADR  f           175,064
  22,800  Exxon Mobil Corporation                 896,040
  20,000  Occidental Petroleum Corp.              530,600
                                               -----------
                                                1,601,704
                                               -----------
          Mutual Funds - 6.1%
1,037,123 Trinidad & Tobago Unit Trust Corporation
             First Unit Scheme f a              1,872,734
                                               -----------
          Other / Conglomerate - 6.9%
  27,700  Calpine Corp.*                          465,083
  31,200  Flextronics Intl Ltd*                   748,488
   7,000  International Rectifier Corp.           244,160
  13,000  Tricon Global Restaurants*              639,600
                                               -----------
                                                2,097,331
                                               -----------
          Telecommunications - 4.7%
  12,000  Bell South Corp.                        457,800
  18,000  Centurytel Inc.                         590,400
   8,000  Verizon Communications Inc.             379,680
                                               -----------
                                                1,427,880
                                               -----------
          Technology - 12.5%
   8,000  AOL Time Warner Inc.*                   256,800
  33,000  Adaptec Inc.*                           478,500
  38,000  Atmel Corporation*                      280,060
  42,000  Corning, Inc.*                          374,640
  28,000  Intel Corporation                       880,600
   8,200  IBM Corporation                         991,872
  18,000  Sungard Data Systems, Inc.*             520,740
                                               -----------
                                                3,783,212
                                               -----------
        Total Common Stocks (cost $20,211,626) 21,244,595
                                               -----------

                     See Notes to the Financial Statements.

 Principal                                        Market
  Amount                                           Value
----------                                     -----------
           CORPORATE BONDS - 9.2%

          Automotive - 4.1%
$300,000  Ford Motor Co.                        $ 256,131
          6.50% due 08/01/18
 300,000  General Motors Acceptance Corp.         318,410
          7.62% due 06/15/04
 300,000  Honda Auto Lease Trust Series           304,432
          1999-A Class A5 6.65% due 07/15/05
 350,000  Household Finance Corporation           368,661
          7.20% due 07/15/06                   -----------
                                                1,247,634
                                               -----------
          Banking - 0.7%
 200,000  American Express Credit Corp.           215,685
          7.20% due 09/17/07                   -----------

          Communications - 2.3%
 350,000  Cox Communications Inc.                 366,642
          6.87% due 06/15/05
 350,000  Sprint Cap Corp.                        322,596
          6.88% due 11/15/28                   -----------
                                                  689,238
                                               -----------
          Consumer Cyclicals - 1.1%
 300,000  Wal-Mart Stores, Inc.                   331,128
          7.25% due 06/01/13                   -----------

          Cruise Lines - 1.0%
 350,000  Carnival Corp.                          309,833
          6.15% due 04/15/08                   -----------

          Total Corporate Bonds                  2,793,518
          (cost $2,742,190)                    -----------

          U.S. TREASURY OBLIGATIONS - 8.9%

 200,000  U.S. Treasury Note                      204,633
          6.38% due 06/30/02
1,000,000 U.S. Treasury Note                    1,087,579
          6.75% due 05/15/05
1,000,000 U.S. Treasury Note                    1,098,907
          6.50% due 02/15/10
 300,000  U.S. Treasury Bond                      309,281
          6.00% due 02/15/26                   -----------
          Total U.S. Treasury Obligations       2,700,400
          (cost 2,554,637)                     -----------

          U.S. GOVERNMENT AGENCY-BACKED MORTGAGE ISSUES - 11.3%

1,000,000 Federal National Mortgage             1,088,925
          Association 7.00% due 07/15/05
 723,170  Government National Mortgage
          Association II Pool #2741               724,364
          6.50% due 04/20/29
 695,596  Federal Home Loan Mortgage Company      718,190
          7.50% due 01/01/30
 440,244  Government National Mortgage            459,449
          Association II Pool # 2884
          8.00% due 02/20/30
 423,654  Federal National Mortgage Association   437,784
          7.50% due 08/02/30                   -----------
          Total U.S. Government Agency-         3,428,712
               Backed Mortgage Issues          -----------
               (cost $3,238,894)


Number of SHORT-TERM INVESTMENTS - 0.7%
 Shares
---------
          Investment Companies - 0.7%
 198,728  First American Treasury                 198,728
            Obligation Fund                    -----------

          Total Short-Term Investments            198,728
               (cost $198,728)                 -----------
          Total investments - 100.4%
                (cost 28,946,075)              30,365,953
                                               -----------
          Liabilities less other assets -(0.4)%  (130,443)
                                               -----------
          TOTAL NET ASSETS - 100.0%            30,235,510
                                               ===========
       *   Non-income producing security.
       a   Affiliated Issuer
       f   Foreign Security


                     See Notes to the Financial Statements.


                       CHACONIA INCOME & GROWTH FUND, INC.
--------------------------------------------------------------------------------

Financial Highlights



                                     Year Ended    Year Ended     Year Ended     Year Ended      Year Ended
                                    December 31,  December 31,   December 31,   December 31,    December 31,
                                       2001           2000         1999           1998            1997
                                  --------------  -------------  -------------  ------------- -------------
Per Share Data (for a share outstanding throughout the year):
Net asset value, beginning
     of year                            $10.57        $12.34         $12.47         $11.47         $10.44
                                       ---------     ---------      ---------     ---------       ---------
Income from investment operations:
     Net investment income                0.02 (1)      0.07           0.14           0.11           0.08
     Net realized and unrealized
        gain (loss) on investments        (0.80)       (1.77)          0.20           1.71           2.00
                                       ---------     ---------      ---------     ---------       ---------
     Total from investment operations     (0.78)       (1.70)          0.34           1.82           2.08
                                       ---------     ---------      ---------     ---------       ---------
Less distributions:
     From net investment income           (0.04)       (0.07)         (0.14)         (0.11)         (0.09)
     From net realized gains                  -            -          (0.33)         (0.71)         (0.96)
                                       ---------     ---------      ---------     ---------       ---------
     Total distributions                  (0.04)       (0.07)         (0.47)         (0.82)         (1.05)
                                       ---------     ---------      ---------     ---------       ---------
     Net asset value, end of year         $9.75       $10.57         $12.34         $12.47         $11.47
                                       =========     =========      =========     =========       =========
Total return                              (7.33)%     (13.76)%         2.73%         15.87%         19.98%

Supplemental data and ratios:
     Net assets, end of period (in
          thousands)                      $30,235     $43,260        $62,900        $43,762        $18,500

     Ratios of expenses to average
          net assets                        2.91%       1.94%          1.73%          1.99%          2.55%

     Ratio of net investment income
          to average net assets             0.19%       0.54%          1.19%          1.21%          0.98%

     Portfolio turnover rate               19.65%      62.44%         65.75%         41.23%         35.04%

(1) Net investment income per share is calculated using the ending balance of undistributed net investment income prior to consideration of adjustments for permanent book and tax differences.


                     See Notes to the Financial Statements.

                       CHACONIA INCOME & GROWTH FUND, INC.
--------------------------------------------------------------------------------

Notes to the Financial Statements

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Chaconia Income & Growth Fund, Inc. (the "Fund") is organized as a Maryland Corporation, incorporated on October 24, 1990, and registered as an open-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is high current income and capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

a) Investment Valuation - Securities traded on national securities exchanges are valued at the last sales price. Over-the-counter securities and listed securities for which no sales price is available are valued at the mean between the latest bid and asked prices. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates fair value.

b) Federal Income Taxes - Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accounting principles generally accepted in the United States of America require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. On the Statement of Asset and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $145,769, capital stock has been decreased by $84,470, and accumulated net realized loss on investments has been increased by $61,299. These differences relate principally to the reclassification of net operating loss, and the tax treatment of Passive Foreign Investment Company ("PFIC") shares.

c) Distributions to Shareholders - Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

d) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

e) Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

f) Foreign Currency Translations - The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade date and settlement date differences.

g) Other - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the sale of investment securities by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Bond premiums and discounts are amortized using the effective interest method.

2.   INVESTMENT TRANSACTIONS AND TAX INFORMATION
The  aggregate   purchases  and  sales  of  securities,   excluding   short-term
investments, by the Fund for the year ended December 31, 2001, were as follows:

                                            Purchases             Sales
                                            ------------------------------------

         U.S. Government...................$        -          $  2,625,213
         Other............................. 7,170,673            14,148,286

At December 31, 2001, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

Appreciation                                                  $   3,276,088
Depreciation                                                      (1,856,210)
                                                              ---------------
Net appreciation on
     investments                                                $  1,419,878
                                                              ===============

At December 31, 2001, the cost of investments for federal income tax purposes was $28,946,075.

At December 31, 2001, the Fund had accumulated capital loss carryforwards of $3,103,208 expiring in 2008 and $5,220,744 expiring in 2009. To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards. In addition, Post-October losses of $60,165 are deferred for tax purposes and will be recognized in 2002.

For income tax purposes, all dividends paid to shareholders in 2001 are characterized as ordinary income.

3.   AGREEMENTS AND RELATED PARTY TRANSACTIONS
The Fund has an investment advisory and management agreement with Earnest Partners, LLC (the "Adviser"). Under the agreement, the Adviser provides the Fund with investment advisory and management services for which the Fund pays a fee at an annual rate of the greater of $50,000 or 0.75% of the portion of the daily net assets not exceeding $10 million; 0.50% of the portion of the daily net assets exceeding $10 million but not exceeding $20 million; and 0.25% of the portion of the daily net assets exceeding $20 million.

Firstar Mutual Fund Services, LLC serves as Transfer Agent, Administrator and Accounting Services Agent for the Fund. Firstar Bank, N.A. serves as custodian for the Fund.

During 1999, the Fund entered into a service agreement with Chaconia Financial Services Corp. ("CFSC"), a registered broker-dealer, for personal service and/or the maintenance of shareholder accounts. Service fees are calculated at 0.25% of each shareholder account opened with the Fund as a result of a sale made by CFSC of the Fund's shares. No fees were incurred under this agreement in 2001.

The Board of Directors has adopted a Distribution Plan (the "Plan") applicable to the Fund under Rule 12b-1 of the Investment Company Act of 1940, as amended. Pursuant to the Plan, registered brokers and dealers and qualified recipients are reimbursed by the Fund for services provided and expenses incurred in connection with the sale of the Fund's shares of up to 0.50% of the average daily net assets of the Fund.

During 2001, the Fund incurred legal fees of $97,118 to Foley & Lardner (counsel for the Fund). Mr. Ulice Payne, a partner of the firm, is an officer of the Fund.

4.   TRANSACTIONS WITH AFFILIATES
The following company is affiliated, as defined in Section (2)(a)(3) of the Investment Company Act of 1940, with the Chaconia Income & Growth Fund; that is, the Fund's Chairman also served as Chairman of the Trinidad & Tobago Unit Trust Corporation advisory board during the period from January 1, 2001 through December 31, 2001.

                                 Share Balance at                        Balance at Share
 Name of Issuer                  January 1, 2001   Purchases   Sales     December 31,  2001
 --------------                  ---------------   ---------   -----     --------------------
 Trinidad & Tobago Unit Trust
   Corporation-First Unit Scheme     1,544,123           -   507,000         1,037,123

5.   SUBSEQUENT EVENT
Effective January 1, 2002, the name Firstar Mutual Fund Services, LLC and Firstar Bank, N.A. has been changed to U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., respectively.

                          Independent Auditors' Report


The Shareholders and Board of Trustees of
Lou Holland Trust:

We have audited the accompanying statement of assets and liabilities of the Lou Holland Growth Fund (the "Fund"), including the schedule of investments, as of December 31, 2001, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying financial highlights of the Lou Holland Growth Fund for the year ended December 31, 1997 was audited by other auditors whose report thereon, dated February 13, 1998, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2001, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP
-------------------
Chigago, Illinois
February 8, 2002


-------------------------- --- ----------- ---------------------------------- ----------- -----------------------
                                                                              # of
                                                                              Portfolios
                                Position(s)                                   in Fund
                                Held                                          Complex
                                With       Principal Occupation During        Overseen by Other Directorships
Name and Address           Age  Registrant Last Five Years                    Trustee     Held by Trustee
-------------------------- --- ----------- ---------------------------------- ----------- -----------------------
*Judy Y. Chang              58 Director    Chairman of Trinidad and Tobago                Chaconia Income &
Trinidad and Tobago Unit       and         Unit Trust Corporation, 8-97 to       1        Growth Fund, Inc.,
Trust Corporation              Chairman    Present; Consultant, 7-97 to                   Chaconia Fund Services,
82 Independence Square                     Present; Chairman and Director,                Chaconia Financial
Port-of-Spain                              Chaconia Financial Services,                   Services, Trinidad
Trinidad and Tobago, West                  Inc., 12-97 to Present; Chairman               & Tobago Unit Trust
Indies                                     and Director,  Chaconia Fund                   Corporation
                                           Services, Inc., 12-97 to Present;
                                           Partner, Price Waterhouse, 1-80
                                           to 6-97.
-------------------------- --- ----------- ---------------------------------- ----------- -----------------------
*Clarry Benn                59 Director    Executive Director of Trinidad        1        Chaconia Income &
Trinidad and Tobago Unit       and         and Tobago Unit Trust Corporation,             Growth Fund, Inc.,
Trust Corporation              President   9-96 to Present; President and                 Chaconia Fund Services,
82 Independence Square                     Director, Chaconia Financial                   Chaconia Financial
Port-of-Spain                              Services, Inc., 12-97 to Present;              Services, Trinidad &
Trinidad and Tobago, West                  President and Director, Chaconia               Tobago Unit Trust
Indies                                     Fund  Services, Inc., 12-97 to                 Corporation, Point
                                           Present; Executive Manager,                    Lisas Port Development
                                           Investments  and Financial Trust               Company Limited,
                                           Accounting, 8-92 to 8-96.                      National Flour Mills
                                                                                          Limited
-------------------------- --- ----------- ---------------------------------- ----------- -----------------------
*Renrick Nickie             55 Director,   Executive Manager, Marketing and      1        Chaconia Income &
Trinidad and Tobago Unit       Vice        Operations, Trinidad and Tobago                Growth Fund, Inc.,
Trust Corporation              President   Unit Trust Corporation, 8-92 to                Chaconia Fund Services,
82 Independence Square         and         Present; Director, Chaconia                    Chaconia Financial
Port-of-Spain                  Treasurer   Financial Services, Inc., 12-97                Services
Trinidad and Tobago, West                  to Present; Vice President,
Indies                                     Treasurer and Director, Chaconia
                                           Fund Services, Inc., 12-97 to
                                           Present;
-------------------------- --- ----------- ---------------------------------- ----------- -----------------------
Dr. John A. Cole           55  Independent Dean of the School of Professional    1        Chaconia Income &
400 Chimney Hill Road          Director    Programs, 8-98 to Present,                     Growth Fund, Inc.
Columbia, SC 29209                         Benedict College; Visiting
                                           Professor of Finance, 8-97 to
                                           8-98, University of North Carolina
                                           at Charlotte; Professor of
                                           Finance, 8-95 to Present, South
                                           Carolina State University;
                                           Associate Professor of Finance,
                                           8-89 to 7-95, Florida A&M
                                           University.
-------------------------- --- ----------- ---------------------------------- ----------- -----------------------
Dr. Roosevelt J. Williams   59 Independent Director, Cipriani College of         1        Chaconia Income &
Cipriani College of Labour     Director    Labour and Cooperative Studies,                Growth Fund, Inc.
and Cooperative Studies                    8-97 to Present; Education
Churchill Roosevelt                        Consultant, 1-96 to 7-97;
Highway Valsayn, Trinidad                  Professor at Howard University,
and Tobago,  West Indies                   1989 to 12-95.
-------------------------- --- ----------- ---------------------------------- ----------- -----------------------
Ulice Payne, Jr.            46 Secretary   Attorney and Partner, Foley &         1        Chaconia Income &
Foley & Lardner                            Lardner, 2-98 to Present;                      Growth Fund, Inc.
777 East Wisconsin Avenue                  Attorney and Shareholder                       Badger Meter, Inc.
Suite 3700                                 Reinhart, Boerner, Van Deuren,                 Journal Communications
Milwaukee, WI  53202                       Norris & Rieselbach, S.C., 2-90                Inc. Midwest Express
                                           to 2-98.                                       Holdings, Inc. State
                                                                                          Financial Services Corp.
-------------------------- --- ----------- ---------------------------------- ----------- ------------------------

* This director is an "interested person" of the Company as that term is defined under the 1940 Act.